                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Exchange Act Rules 14a-11(c) or 14a-12



                                    TEKELEC
        -----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                    TEKELEC
        -----------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         ----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:____________________________________________

    (2)  Form, schedule or registration statement no.:______________________

    (3)  Filing party:______________________________________________________

    (4)  Date filed:________________________________________________________

____________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                    TEKELEC

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 10, 1996


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Tekelec, a California corporation (the "Company"), will be held Friday, May 10, 1996, at 9:30 a.m., Eastern Daylight-Saving Time, at the Company's offices located at 5151 McCrimmon Parkway, Suite 216, Morrisville, North Carolina 27560, for the following purposes, each as more fully described in the attached Proxy Statement:

                 1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Philip J. Alford, Jean-Claude Asscher, Daniel L. Brenner, Howard Oringer and Jon F. Rager.

                 2. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 1,400,000 to 2,000,000.

                 3. To approve an amendment to the Company's Amended and Restated Non-Employee Director Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 425,000.

                 4. To approve the Company's Employee Stock Purchase Plan authorizing the issuance of 200,000 shares of Common Stock.

                 5. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1996.

                 6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only record holders of Common Stock at the close of business on March 19, 1996 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                              By Order of the Board of Directors

                                              Ronald W. Buckly
                                              Secretary

Calabasas, California
April 8, 1996

                                    TEKELEC

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec ("Tekelec" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, May 10, 1996, at 9:30 a.m., Eastern Daylight-Saving Time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the Company's offices located at 5151 McCrimmon Parkway, Suite 216, Morrisville, North Carolina 27560.

         These proxy solicitation materials were first mailed on or about April 8, 1996 to all shareholders entitled to vote at the Annual Meeting.

         Only shareholders of record at the close of business on March 19, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 11,671,045 shares of Common Stock were issued and outstanding.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder's intention to cumulate votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Articles of Incorporation, the affirmative vote of a majority of shares represented and voting at the Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters. Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes, and may be entitled to vote on other matters).

         The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's annual meeting of shareholders to be held in 1997 must be received by the Company no later than December 8, 1996 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 10, 1996.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         A board of six directors will be elected at the Annual Meeting.
Philip Black, who is currently a director of the Company, will not be standing for re-election at the Annual Meeting. Accordingly, the Bylaws of the Company have been amended, effective as of the date of the Annual Meeting, to provide for the Board of Directors of the Company to be comprised of six persons. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until the earlier of his resignation, removal or death.

         The names of the nominees, and certain information about them, are set forth below:

Name                           Age         Position(s) with the Company          Director Since
- ----                           ---         ----------------------------          --------------
Jean-Claude Asscher            67          Chairman of the Board                     1972

Robert V. Adams                64          Director                                  1991

Philip J. Alford               42          Director, Chief Executive Officer
                                              and President                          1994

Name                           Age         Position(s) with the Company          Director Since
- ----                           ---         ----------------------------          --------------
Daniel L. Brenner              44          Director                                  1990

Howard Oringer                 53          Director                                  1992

Jon F. Rager                   56          Director                                  1981


         There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

         Mr. Asscher has been a director of the Company since July 1972 and Chairman of the Board since June 1982. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French electronics company, since he founded that company in 1961. See "Certain Relationships and Related Transactions" below.

         Mr. Adams has been a director of the Company since December 1991. Since March 1989, he has been the Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company which identifies, develops and manages new business opportunities for Xerox Corporation. Mr. Adams has also served as Chairman of the Board of Directors of Documentum, Inc. and as a director of ENCAD, Inc.

         Mr. Alford has been a director and President of the Company since January 1994 and Chief Executive Officer since July 1995. He served as the Company's Chief Financial Officer from June 1985 until February 1994, as Vice President, Finance from May 1986 until October 1990, as Senior Vice President from October 1990 until July 1993 and as Senior Vice President and General Manager, International Division from July 1993 until January 1994.

         Mr. Brenner has been a director of the Company since May 1990. From September 1986 to June 1992, he was an Adjunct Professor of Law and the Director of the Communications Law Program at the University of California, Los Angeles. In June 1992, Mr. Brenner assumed his present position as Vice President, Law and Regulatory Policy for the National Cable Television Association.

         Mr. Oringer has been a director of the Company since January 1992. From February 1987 until November 1994, he served as Chairman of the Board and Chief Executive Officer of TeleSciences, Inc., a manufacturer of telecommunications equipment. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. From January 1994 until July 1994, Mr. Oringer also served as a consultant to the Company.

         Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held a total of seven meetings during 1995 and acted six times by unanimous written consent. During 1995, each director of the Company attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period for which he was a director and all meetings held by the committees of the Board on which he served.

         The Audit Committee, which during 1995 was comprised of Messrs. Adams, Brenner, Rager and Black, met four times during 1995. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. The Compensation Committee, which during 1995 was comprised of Messrs. Adams, Brenner and Rager until September 1995, and of Messrs. Adams, Rager, Brenner and Oringer thereafter, met three times during 1995 and acted 30 times by unanimous written consent. The Compensation Committee is responsible for administering the Company's Amended and Restated 1984 Stock Option Plan and 1994 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan. The Company does not have a nominating committee or any committee performing the function thereof.

COMPENSATION OF DIRECTORS

         The Company currently pays each non-employee director a quarterly fee of $3,000 (except the Chairman of the Board who is paid $4,000), plus $1,250 for attending a Board of Directors' meeting in person or telephonically and reimbursement for reasonable expenses for attending a Board of Directors' meeting. In addition, each member of the Compensation Committee receives $500 per quarter (except the Chairman of the Compensation Committee who is paid $750) and $1,250 for attending a Compensation Committee meeting in person or telephonically. The Chairman of the Audit Committee receives $750 per quarter and each member of the Audit Committee receives $750 for attending a committee meeting in person or telephonically. Committee members also receive reimbursement for reasonable expenses for attending a committee meeting.

         Directors who are not employees of the Company are ineligible to participate in the Company's 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company's Non-Employee Director Equity Incentive Plan (the "Director Plan"), each non-employee director as of July 24, 1993 automatically received, and each non-employee director elected at the Company's annual shareholder meetings in 1996 and 1999 will automatically be granted, a nonstatutory stock option to purchase 30,000 shares of the Company's Common Stock (the dates of such grants are hereinafter referred to as "Regular Grant Dates"). A non-employee director elected or appointed to the Board other than on a Regular Grant Date automatically receives a nonstatutory stock option covering a pro rata number of shares. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of seven years and terminate seven months after a director ceases to serve as a non-employee director of the Company. Options granted on a Regular Grant Date vest in 12 equal quarterly installments as long as the holder remains a non-employee director of the Company; options granted on dates other than Regular Grant Dates vest in the same number of quarterly installments as would be remaining with respect to the unvested portion of the options granted under the Director Plan on the last Regular Grant Date.

                           COMMON STOCK OWNERSHIP OF
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1996 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the executive officers named in the Summary Compensation Table on page 8 and (iv) all current directors and executive officers of the Company as a group:


NAME OF BENEFICIAL OWNER(1)             SHARES BENEFICIALLY OWNED             PERCENT OF CLASS
- ---------------------------             -------------------------             ----------------
Jean-Claude Asscher                           3,875,920(2)(3)                        33.2%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France

Edouard Givel                                 2,767,064(4)                           23.7
Natinco, S.A.
26, rue de l'Athenee
1206 Geneva, Switzerland

Leroy J. Kopp                                 1,182,816(5)                           14.4
6600 France Ave. S., Suite 672
Edina, MN  55435

Franklin Resources, Inc.                        657,000(6)                            5.6
777 Mariners Island Boulevard
San Mateo, CA  94404

The Kaufman Fund, Inc.                          610,000(7)                            5.2
140 E. 45th Street, 43rd Floor
New York, NY  10017

Philip J. Alford                                218,260(3)                            1.8

Allan J. Toomer                                  78,872(3)                            *

Gilles C. Godin                                  65,300(3)                            *

Howard Oringer                                   49,688(3)                            *

Shigeru Suzuki                                   46,610(3)                            *

Daniel L. Brenner                                32,772(3)                            *

Robert V. Adams                                  29,246(3)                            *

Philip Black                                     27,000(3)                            *

Jon F. Rager                                     19,672(3)(8)                         *

William C. Shaw                                  13,096(3)                            *

All current directors and executive
officers as a group (12 persons)              4,478,304(2)(3)(8)                     36.9

- ----------------
*   Less than one percent.
                                       (footnotes continued on following page)

1/ Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

2/ Includes 2,767,064 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 4 below), and 488,296 shares owned by Tekelec-Airtronic, a French corporation of which Mr. Asscher is the President and majority shareholder.

3/  Includes 30,000, 162,500, 78,142, 65,300, 48,500, 17,190, 31,000, 9,000,
    7,000, 2,500, 10,000 and 485,832 shares subject to options and/or warrants held by Messrs. Asscher, Alford, Toomer, Godin, Oringer, Suzuki, Brenner, Adams, Black, Rager and Shaw and all current directors and executive officers as a group, respectively, which are exercisable or become exercisable within 60 days after March 1, 1996.

4/ These shares are held in the name of Natinco, S.A. ("Natinco"), a Luxembourg investment company which holds minority interests in a number of Europe-based companies, including a minority interest in Tekelec-Airtronic. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted for, and is the advisor to, Mr. Givel with respect to his investment in the Company. Due to Mr. Asscher's relationship with Mr. Givel and his role as advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.

5/ Based on an Amendment No. 4 to Schedule 13G dated February 7, 1996 filed by Kopp Investment Advisors, Inc., wherein Leroy J. Kopp reported shared dispositive power with Kopp Investment Advisors, Inc. as to 1,112,816 of such shares, shared voting and dispositive power with the Caring and Sharing Foundation as to 50,000 of such shares and sole voting and dispositive power as to 20,000 of such shares.

6/ Based on a Schedule 13G dated February 12, 1996, wherein Franklin Resources, Inc. reported sole voting and shared dispositive power as to such shares.

7/ Based on a Schedule 13G filed with the Securities and Exchange Commission on February 22, 1996.

8/ 7,172 of these shares are held by TI Partners, a partnership of which Mr. Rager is the managing general partner, as to which shares Mr. Rager has sole voting and investment power. Mr. Rager, together with a trust of which he is the trustee and a beneficiary, owns a majority interest in such partnership.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission ("SEC"). The specific due dates for these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure to file by the established dates during 1995. During 1995, each of Messrs. Alford, Asscher and Godin failed to file on a timely basis one report relating to one transaction involving the Company's Common Stock beneficially owned by him. In making these statements, the Company has relied on the written representations of the Company's directors, officers and ten percent shareholders and copies of the reports they have filed with the SEC.

                               EXECUTIVE OFFICERS

         The executive officers of the Company, and certain information about them, are as follows:

Name                      Age              Title
- ----                      ---              -----
Philip J. Alford          42      Chief Executive Officer and President
Allan J. Toomer           53      Senior Vice President and General Manager, Network Switching Division
Shigeru Suzuki            47      Vice President, Japan Operations and President, Tekelec, Ltd.
Gilles C. Godin           37      Vice President, Finance and Chief Financial Officer
William J. Minchin        59      Vice President, Operations
Scott R. Gardner          43      Vice President, Human Resources

         Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Alford, see "Election of Directors - Nominees" above.

         Mr. Toomer joined the Company in October 1992 as Senior Vice President, Network Products and became Senior Vice President and General Manager, Network Switching Division in July 1993. From 1973 until June 1992, he held various officer positions at Northern Telecom, Inc., a telecommunications equipment manufacturer, where he most recently served as Vice President, Customer Service.

         Mr. Suzuki joined the Company in September 1985 as President of Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, and has also served as the Company's Vice President, Japan Operations since May 1988.

         Mr. Godin joined the Company in November 1986 as Controller and served as Corporate Controller from October 1990 until July 1993 and as Treasurer from October 1990 until February 1994. Mr. Godin has served as Vice President, Finance since July 1993 and as Chief Financial Officer since February 1994.

         Mr. Minchin joined the Company in April 1988 as Vice President, Operations.

         Mr. Gardner joined the Company in November 1991 as Manager, Employment and Employment Relations and served as Director, Human Resources from June 1993 until August 1994 and as Senior Director, Human Resources from August 1994 until January 1996 when he became Vice President, Human Resources. From August 1988 until joining the Company, Mr. Gardner served as Employment Manager of the Information Services Division of TRW Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information for the three years ended December 31, 1995 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers other than its Chief Executive Officer for the year ended December 31, 1995:


                                                      ANNUAL COMPENSATION                   LONG-TERM
                                         --------------------------------------------     COMPENSATION
                                                                         OTHER               AWARDS
        NAME AND                                                         ANNUAL           ------------       ALL OTHER
   PRINCIPAL POSITION             YEAR   SALARY($)(1)   BONUS($)(2)   COMPENSATION($)(3)   OPTIONS(#)     COMPENSATION($)(4)
- ------------------------          ----   ---------      --------      ---------------     ------------    ---------------
Philip J. Alford                  1995   $225,000      $  40,000(5)      $     0             70,000          $    1,123
Chief Executive Officer           1994    210,000         80,000(6)            0             50,000                 530
  and President                   1993    150,328              0               0            100,000(7)                0

Shigeru Suzuki                    1995    282,054         26,072               0             20,000                   0
Vice President, Japan             1994    227,945         49,423               0             20,000                   0
  Operations and                  1993    215,918              0               0             82,000(7)                0
  President, Tekelec, Ltd.

Allan J. Toomer                   1995    189,500         24,000(5)            0             18,000               2,310
Senior Vice President and         1994    168,270         55,500               0             80,000               2,310
  General Manager,                1993    155,000              0               0             80,000(7)                0
  Network Switching Division

William C. Shaw(8)                1995    185,000              0               0             20,000               2,310
Former Senior                     1994    165,000         50,063           136,240(9)       120,000(10)           1,306
  Vice President and              1993     21,575          2,286           158,997(9)        80,000                   0
  General Manager,
  Network Diagnostic
  Division

Gilles C. Godin                   1995    150,000         19,000(5)            0             50,000                   0
Vice President, Finance           1994    128,847         60,000(6)            0             50,000                   0
  and Chief Financial Officer     1993     92,789              0               0             50,200(11)               0

- ---------------------
(1) Includes amounts, if any, deferred by the named officer pursuant to the Company's 401(k) Plan.

(2) Bonuses are based on Company performance and, except as otherwise noted in footnotes 5 and 6 below, were paid under the Company's Officer Bonus Plan. No bonuses were paid to the named officers for services performed in 1993 except for the guaranteed bonus paid to Mr. Shaw for 1993 in connection with the commencement of his employment with the Company.

(3) As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amounts of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4) The amounts shown in this column for 1994 and 1995 represent Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers.

(5) Amounts shown for 1995 were paid as discretionary bonuses. See "Board of Directors and Compensation Committee Reports on Executive Compensation - Board of Directors Report on Executive Compensation" below.

(6) Amounts shown for 1994 with respect to Messrs. Alford and Godin include $16,400 and $21,000, respectively, paid to them as discretionary bonuses.

(7) Such options were granted in May 1993 under the Company's Amended and Restated 1984 Stock Option Plan (the "1984 Plan") in exchange for certain existing options.

(8) Mr. Shaw's employment with the Company commenced in November 1993 and terminated in April 1996.


                                        (footnotes continued on following page)

 (9) These amounts were paid or accrued as reimbursement for certain relocation and moving expenses (including $1,742 and $59,688 paid in 1993 and 1994, respectively, as reimbursement for related income taxes).

(10) Includes an option to purchase 80,000 shares which was originally granted to Mr. Shaw in November 1993 under the 1984 Plan and was subsequently amended in March 1994 solely to reduce the exercise price thereof.

(11) Includes options to purchase an aggregate of 20,200 shares granted to Mr. Godin in May 1993 under the 1984 Plan in exchange for certain previously granted options.


OPTION GRANTS IN 1995

         The following table sets forth certain information concerning stock option grants in 1995 to the executive officers named in the Summary Compensation Table:

                                              INDIVIDUAL GRANTS
                        --------------------------------------------------------------
                                             PERCENT
                          NUMBER OF          OF TOTAL
                          SECURITIES         OPTIONS
                          UNDERLYING        GRANTED TO        EXERCISE                        GRANT DATE
                           OPTIONS          EMPLOYEES          PRICE       EXPIRATION           PRESENT
   NAME                 GRANTED (#)(1)      IN 1995(2)      ($/SHARE)(3)      DATE             VALUE(4)
   ----                 --------------    -------------     ------------  ------------         --------
Philip J. Alford             70,000            10.8%           $17.50       02/04/05           $ 407,428

Shigeru Suzuki               20,000             3.1             17.50       02/04/05             116,408

Allan J. Toomer              18,000             2.8             16.75       11/22/05              99,394

William C. Shaw              20,000             3.1             17.50       02/04/05             116,408

Gilles C. Godin              50,000             7.7             17.50       02/04/05             291,020

________________________________

(1) Such options were granted under the Company's 1994 Stock Option Plan (the "1994 Plan"), vest and become exercisable in 20 equal quarterly installments over five years (except for Mr. Toomer's options which vest in seven equal quarterly installments commencing December 31, 1995) and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.

(2) In 1995, the Company granted options to employees under the 1994 Plan to purchase an aggregate of 646,838 shares.

(3) The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant.

(4) The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the "Black-Scholes Model"), adjusted to reflect the risk that the options will be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of five years for officers other than Mr. Toomer and 1.75 years for Mr. Toomer (such periods are equal to the full vesting terms of the options); (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options' expected time to exercise; (c) volatility equal to the standard deviation of Tekelec Common Stock, calculated using monthly closing stock prices for the period from May 1990 to April 1995; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company's options prior to exercise for the period during 1991-1995 (13.49%) compounded over the expected years to exercise of five years for officers other than Mr. Toomer and 1.75 years for Mr. Toomer. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

AGGREGATED OPTION EXERCISES IN 1995 AND OPTION VALUES AT DECEMBER 31, 1995

         The following table sets forth certain information concerning stock option exercises during 1995 and unexercised options held as of December 31, 1995 by the executive officers named in the Summary Compensation Table:

                                                       NUMBER OF SECURITIES                VALUE OF
                        SHARES                        UNDERLYING UNEXERCISED       UNEXERCISED IN-THE-MONEY
                       ACQUIRED                       OPTIONS AT 12/31/95(#)        OPTIONS AT 12/31/95($)*
                          ON           VALUE       ---------------------------    ---------------------------
   NAME               EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
   ----               -----------   -----------    -----------   -------------    -----------   -------------
Philip J. Alford         30,000      $ 397,500       151,500        118,500        $ 939,005      $ 413,995

Shigeru Suzuki            4,000         54,120        21,672         49,744          131,353        233,976

Allan J. Toomer          36,000        453,840        52,571         85,429          344,890        480,170

William C. Shaw          24,000        397,105         9,000         89,000           42,120        505,440

Gilles C. Godin             0              0          57,650         94,950          362,846        378,585

_____________________________

* Represents the difference between the closing sales price of the Company's Common Stock on December 29, 1995 as reported on The Nasdaq Stock Market (i.e., $10.50) and the exercise price of such options.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In May 1993, the Company implemented an officer severance plan (the "Severance Plan") pursuant to which officers of the Company are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control.

         Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Alford, Suzuki, Toomer and Godin if their employment were terminated as of April 1, 1996 and they were eligible for severance benefits under the Severance Plan would be $457,500, $364,941, $257,250 and $294,000, respectively. Severance benefits also include continuation, at the Company's expense, of health care insurance and term life insurance for a period of 18 months following termination of employment. Mr. Shaw, whose employment relationship with the Company was terminated as of April 1, 1996, will receive severance compensation under the Severance Plan totalling $179,016.

         In February 1994, the Company agreed that in the event either Mr. Alford's or Mr. Godin's employment with the Company is terminated under circumstances entitling such officer to severance benefits under the Severance Plan, then the options to purchase 50,000 shares of the Company's Common Stock granted to each of them in February 1994 will vest and become exercisable in full upon such termination.

         In November 1995, Mr. Toomer entered into an agreement with the Company pursuant to which, under certain circumstances and upon Mr. Toomer's retirement not prior to 1997 or in the event of his death or long-term disability, the Company would pay to Mr. Toomer, in lieu of any benefits which might otherwise be payable to him under the Severance Plan, a lump sum payment (a "Special Severance Payment") equal to the greater of (i) 130% of the sum of his then current salary and the highest annual bonus paid to him by the Company during any of the three calendar years prior to termination or (ii) $300,000, and, in the event such termination were to result from Mr. Toomer's death or long-term disability, all unvested stock options granted to him prior to September 30, 1995 would vest. In the event Mr. Toomer's employment by the Company terminates prior to the date on which he first becomes eligible to receive a Special Severance Payment, Mr. Toomer would be eligible to receive benefits under the Severance Plan in accordance with the terms and provisions thereof and, provided he is entitled to receive such benefits, all unvested stock options granted to him prior to September 30, 1995 would vest. The agreement also provides for (i) the accelerated vesting on or before December 31, 1996 of all unvested stock options granted to Mr. Toomer prior to September 30, 1995 and (ii) the Company and Mr. Toomer to enter into a consulting agreement upon the termination of Mr. Toomer's employment with the Company provided certain conditions are met.

TEKELEC, LTD. RETIREMENT PLAN

         In January 1990, Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, adopted Retirement Pension Rules (the "Plan") to provide retirement benefits to its employees, other than directors and certain other specified categories of employees, who have completed at least three years of service. Effective January 1994, the Plan was amended to provide retirement benefits to directors as well as to employees. The benefit payable under the Plan to a director is based on years of eligible service and a director's highest monthly compensation during his or her service as a director. A director who retires other than at retirement age with at least three years of eligible service is entitled to receive one lump sum payment equal to a multiple (ranging from one to three for a director with three years of eligible service to 47 for a director with 40 years of eligible service) of his or her highest monthly compensation.

         If a director of Tekelec, Ltd. retires at retirement age after at least 20 years of eligible service, in lieu of the lump sum payment described above, he or she will receive a retirement benefit payable over ten years or, under certain circumstances, in one lump sum payment equal to the present value of future amounts otherwise payable. Such retirement benefit ranges from a monthly amount of 26% (for a director with 20 years of eligible service) to 51% (for a director with 40 or more years of eligible service) of a director's highest monthly salary.

         If a director dies before receiving all or any part of the benefit to which he or she would be entitled under the Plan, such benefit would be paid to his or her surviving spouse or other relative.

         Mr. Suzuki is one of two current participants in the Plan. As of April 1, 1996, Mr. Suzuki was credited with ten years of eligible service and would be entitled to receive approximately $275,874 as a lump sum payment under the Plan if his employment were terminated by Tekelec, Ltd.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1995, the Compensation Committee consisted of Messrs. Adams, Brenner and Rager until September 1995, and of Messrs. Adams, Rager, Brenner and Oringer thereafter, all of whom are non-employee directors. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company's Treasurer from October 1975 to June 1985 and as its Secretary from October 1975 to December 1985.


                 BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
                       REPORTS ON EXECUTIVE COMPENSATION

         The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company's executive officers. The Company's executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company's executive officers and approving the terms of the officer bonus plan and the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of administering the Company's stock option plans pursuant to which stock options are granted as an additional incentive to key employees.

         The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 15 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         The principal objectives of the Company's executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company's executive compensation program consists of three basic components -- annual base salaries, cash bonuses and stock options.

         The Board of Directors reviews and approves the annual base salaries of all executive officers. Annual salaries are based on consideration of a number of factors, including an officer's responsibilities, experience and qualifications, an evaluation of such officer's past performance and contributions to the Company, information (e.g., compensation surveys) concerning competitive compensation and the Company's financial results and condition. For calendar year 1995, principally in recognition of the Company's improved financial results and achievement of certain corporate objectives in 1994, the Board increased the annual base salaries of the Company's executive officers named in the Summary Compensation Table by 7.1% to 23.7% over 1994 levels.

         The Board believes that a significant portion of each officer's annual compensation should be related to the Company's financial performance. Accordingly, under the terms of the Officer Bonus Plan for 1995, each executive officer was eligible to receive a cash bonus equal to a percentage of his annual base salary if the Company achieved certain pre-established financial performance goals. Bonuses under such Plan would only be paid if the Company's revenues and operating income met or exceeded both a threshold 105% of the revenue goal and the operating income goal set forth in the Company's business plan.

         Under the terms of the Officer Bonus Plan, no bonuses were earned by the Company's executive officers because the Company did not meet the Plan's financial performance goals. In recognition, however, of the Company's achievement of certain corporate objectives in 1995, the Board awarded discretionary cash bonuses to Messrs. Alford, Suzuki, Toomer, Godin and Minchin in amounts ranging from $3,000 to $40,000 and from 2.7% to 17.9% as a percentage of an officer's annual base salary.

         The Board was also responsible for determining the annual base salary of Philip Alford, the Company's President since January 1994 and Chief Executive Officer since July 1995. In determining Mr. Alford's annual base salary for 1995, the Board took into consideration the same factors that were considered in setting the annual base salaries of the Company's other executive officers. Although Mr. Alford is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding his salary or the award to him of any bonus. For services rendered in 1995, Mr. Alford's cash compensation consisted of base salary in the amount of $225,000 (a 7.1% increase over his 1994 salary) and a discretionary bonus of $40,000.

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly-held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. Based upon the Company's current compensation plans and policies and the regulations under Section 162(m), it appears unlikely that the compensation to be paid to any of the Company's executive officers for 1996 would exceed the $1 million limitation per officer.

                                                 BOARD OF DIRECTORS

                                                 Jean-Claude Asscher, Chairman
                                                 Robert V. Adams
                                                 Philip J. Alford
                                                 Philip Black
                                                 Daniel L. Brenner
                                                 Howard Oringer
                                                 Jon F. Rager


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for administering the Company's employee stock option plans. Options to purchase the Company's Common Stock are a key component of the Company's executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company. Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer's position and responsibilities, individual job performance, salary, previous stock option grants (if any) and length of service to the Company.

         The exercise price of options is not less than the market price of the Company's Common Stock on the date of grant. Options generally vest over five years in 20 equal quarterly installments following the date of grant as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain in the employ of the Company. In 1995, options to purchase an aggregate of 178,000 shares of Common Stock were granted to all executive officers as a group (including options to purchase 70,000 shares granted to Mr. Alford) and represented 27.5% of all options granted in 1995. Information concerning options granted during 1995 to the executive officers named in the Summary Compensation Table is provided in the table entitled "Executive Compensation and Other Information - Option Grants in 1995."

                                                     COMPENSATION COMMITTEE

                                                     Robert V. Adams, Chairman
                                                     Daniel L. Brenner
                                                     Howard Oringer
                                                     Jon F. Rager




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 1995:

         The Company sells products to Tekelec-Airtronic and its wholly owned subsidiaries which serve as distributors of the Company's products in Europe. During 1995, the aggregate sales of the Company's products to Tekelec-Airtronic and its subsidiaries were approximately $5,305,000. As of December 31, 1995, Tekelec-Airtronic and its subsidiaries owed the Company approximately $3,053,000 for purchases of the Company's products, of which approximately $2,306,000 was owed as of March 1, 1996. The Company anticipates that during 1996 it will sell products to Tekelec-Airtronic and its subsidiaries in an aggregate amount exceeding the aggregate amount of sales to such parties during 1995.

         The Company also purchases certain telecommunications test equipment and components from Tekelec-Airtronic and certain of its subsidiaries. During 1995, the Company purchased such equipment and components from Tekelec-Airtronic and its subsidiaries at an aggregate cost of approximately $321,000. As of December 31, 1995, the Company owed approximately $254,000 for purchases of such equipment and components, all of which was outstanding as of March 1, 1996. The Company anticipates that during 1996 it will continue to purchase telecommunications test equipment and components from Tekelec-Airtronic and its subsidiaries, and expects that the aggregate amount of such purchases will not be significantly greater than the aggregate amount of such purchases during 1995.

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Total Return Index for the Nasdaq National Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1991. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG TEKELEC, TOTAL RETURN INDEX FOR THE NASDAQ NATIONAL MARKET
            (U.S. COMPANIES) AND NASDAQ COMPUTER MANUFACTURERS INDEX


                                12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
TEKELEC                           100         93         65         53        239        153
Nasdaq National Market (U.S.)     100        161        187        215        210        296
Nasdaq Computer Mfrs.             100        140        188        178        196        308

______________________

* Assumes (i) $100 invested on January 1, 1991 in Tekelec Common Stock, Total Return Index for the Nasdaq National Market (U.S. Companies), and Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

          PROPOSAL 2 - APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN

         In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 800,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1994 Plan was amended in 1995 to increase the number of shares authorized for issuance thereunder by 600,000 shares. In January 1996, the Board of Directors further amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 600,000 shares. If such amendment is approved, a total of 2,000,000 shares will have been authorized for issuance under the 1994 Plan.

         As of March 1, 1996, a total of 56,480 shares had been issued upon the exercise of options granted under the 1994 Plan, a total of 1,323,250 shares was subject to outstanding options, and 20,270 shares (not including the 600,000-share increase subject to shareholder approval) remained available for option grants under the 1994 Plan. To the extent options have been or will be granted to purchase any of such additional 600,000 shares prior to obtaining shareholder approval of the amendment to the 1994 Plan, such options are or will be expressly conditioned upon obtaining such approval. See "New Plan Benefits" below.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 600,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

NEW PLAN BENEFITS

         The following table sets forth certain information as of March 1, 1996 concerning stock options granted in 1996 by the Compensation Committee to key employees of the Company under the 1994 Plan, which grants are subject to and expressly conditioned upon shareholder approval of the amendment to the 1994 Plan increasing the number of shares authorized for issuance thereunder by 600,000 shares. Since the exercise price of the options listed below will be equal to the market value of the Common Stock on the date of grant, the dollar value of such benefits is reflected as zero.

                             1994 STOCK OPTION PLAN

                                                                                        Number of Shares
             Name and Position                          Dollar Value($)(1)           Underlying Options(#)
- ---------------------------------------------------     ---------------          ------------------------------
Philip J. Alford                                              0                               18,500
Chief Executive Officer and President

Gilles C. Godin                                               0                                8,400
Vice President, Finance and Chief Financial Officer

Executive Group (6 persons)                                   0                               52,600

Non-Executive Director Group (6 persons)(2)                   0                                    0

Non-Executive Officer Employee Group                          0                                    0

- --------------------
(1) Such options are granted at an exercise price per share equal to the closing sales price of the Company's Common Stock on the date of grant.
(2) Only employees of the Company are eligible to participate in the 1994 Plan.

SUMMARY OF 1994 PLAN

         A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company's Secretary upon request.

PURPOSE

         The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company's business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

         The 1994 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of four disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

ELIGIBILITY

         The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 1, 1996, approximately 360 persons were eligible to receive options and 262 optionees were holding options under the 1994 Plan.

TERMS OF OPTIONS

         Options granted under the 1994 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

         (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 200,000 shares.

         (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. Options are typically exercisable in cumulative installments (e.g., 20 equal quarterly installments) over five years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

         (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market as reported in The Wall Street Journal on the date of the option grant. On March 29, 1996, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $12.38 per share.

         (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

         (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

         (f) Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

         (g) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

         (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

         In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1994 Plan. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

         The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company's shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee;
(d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors, provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

         The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

         INCENTIVE STOCK OPTIONS

         If an option granted under the 1994 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

         If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever ends later, any gain realized upon disposition will be characterized as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

         The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disqualifying disposition is included in alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize an adjustment to alternative minimum taxable income in the year of exercise and ordinary income resulting from such disqualifying disposition in the year of such disposition. An optionee's regular tax liability is affected by the availability of a credit for prior year alternative minimum tax, a basis adjustment for alternative minimum tax and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

         In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

         NONSTATUTORY STOCK OPTIONS

         Nonstatutory stock options granted under the 1994 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for regular income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

         Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will ordinarily be the sum of the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

         In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

                     PROPOSAL 3 - APPROVAL OF AMENDMENT TO
                  NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

         In 1989, the Board of Directors of the Company adopted and the Company's shareholders approved the Non-Employee Director Equity Incentive Plan (the "Director Plan") under which 100,000 shares were initially authorized for issuance for the purpose of issuing stock awards and options to purchase Common Stock to non-employee directors of the Company. In 1994, the Director Plan was amended to increase the number of shares authorized for issuance thereunder by 150,000 shares, to eliminate the stock awards and options then issuable thereunder and to provide for each non-employee director to receive, every
three years, an option to purchase 30,000 shares of Common Stock   In February
1996, the Board of Directors amended the Director Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 175,000 shares.

         As of March 1, 1996, a total of 95,498 shares had been issued under the Director Plan, a total of 116,500 shares was subject to outstanding options, and 38,002 shares (not including the 175,000-share increase subject to shareholder approval) remained available for option grants under the Director Plan.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO APPROVE THE AMENDMENT TO THE DIRECTOR PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

NEW PLAN BENEFITS

         The following table sets forth the number of options which will be automatically granted as of the date of the Annual Meeting under the Director Plan, which grants are subject to approval of the amendment to the Director Plan at the Annual Meeting to increase the number of shares issuable thereunder. If the amendment to the Director Plan is not approved at the Annual Meeting, the 38,002 shares remaining available for option grants under the Director Plan will be allocated pro rata among those directors who are entitled to be granted options as of the date of the Annual Meeting. Only non-employee directors of the Company are eligible to participate in the Director Plan. Since the exercise price of the options listed below will be equal to the market value of the Common Stock on the date of grant, the dollar value of such benefits is reflected as zero. During the term of the Director Plan, non-employee directors automatically receive options every three years to purchase 30,000 shares of the Common Stock of the Company, subject to share availability.

                  NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

                                                                                        Number of Shares
             Name and Position                          Dollar Value($)(1)           Underlying Options(#)
- ---------------------------------------------------     ---------------          ------------------------------
Non-Executive Director Group (six persons)(2)                 0                              150,000

- --------------------
(1) Such options will be granted at an exercise price per share equal to the closing sales price per share of the Company's Common Stock on the date of grant.

(2) Philip Black, who is currently one of the six non-employee directors of the Company, will not be standing for re-election at the Annual Meeting and therefore will not be granted options under the Director Plan on the date of the Annual Meeting.


         A summary of the principal provisions of the Director Plan is set forth below and is qualified in its entirety by reference to the Director Plan.

PURPOSE

         The purposes of the Director Plan are to attract and retain the best available candidates for the Board of Directors of the Company, to provide additional incentive to members of the Board to promote the success of the Company's business and to enable members of the Board to share in the growth and prosperity of the Company.

ADMINISTRATION

         The Director Plan may be administered by the Board of Directors of the Company or a committee of two or more persons appointed by the Board of Directors and is currently administered by the Board. The Board or its committee has the authority to make all of the determinations deemed necessary or advisable for the administration of the Director Plan; provided, however, that the Board or its committee has no discretion to determine the selection of persons to whom options may be granted, the frequency of option grants or the number of shares subject thereto, the exercise price of options or any other material terms of option grants.

ELIGIBILITY

         Any person who is or becomes a director and who is not an employee of the Company is eligible to receive an option under the Director Plan. As of March 1, 1996, the Company had six non-employee directors.

TERMS OF OPTIONS

         The Director Plan provides that, in consideration for serving on the Company's Board of Directors and without payment of additional consideration, each non-employee director as of July 24, 1993 and each non-employee director elected at the Company's annual shareholder meetings in 1996 and 1999 automatically receives a grant of a nonstatutory stock option to purchase 30,000 shares of Common Stock (hereinafter, for purposes of this summary, the dates of such grants will be referred to as "Regular Grant Dates"). A director who is elected or appointed to the Board other than on a Regular Grant Date automatically receives a nonstatutory stock option covering a pro rata number of shares. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following terms and conditions:

         (a) Exercise of the Option: Each option granted on a Regular Grant Date has a term of seven years and vests and becomes exercisable cumulatively in 12 equal quarterly installments, with the first installment vesting on the last day of the calendar quarter in which the grant is made and an additional installment vesting on the last day of each of the 11 calendar quarters thereafter. Options granted other than on a Regular Grant Date vest in the same number of quarterly installments and at the same dates as would be remaining with respect to the unvested portion of the options granted under the Director Plan as of the last Regular Grant Date. Options vest only so long as a director continues to serve as a non-employee director of the Company. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares to be issued upon exercise of an option may be made in the form of cash, check or the delivery of shares of Common Stock owned by the optionee, or a combination of such forms of payment.

         (b) Exercise Price: The exercise price of an option under the Director Plan is equal to 100% of the fair market value of the Common Stock on the date of grant. The fair market value is based upon the closing sales price of the Common Stock on The Nasdaq Stock Market as of such date. On March 29, 1996, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $12.38 per share.

         (c) Termination as Director: If a director ceases to serve as a non-employee director for any reason, whether voluntarily or involuntarily, or permanently or temporarily, then within seven months after the date of such termination, the optionee (or, in the event of death, the optionee's estate or such person who acquired the right to purchase the option by bequest or inheritance) may exercise the option to purchase all or a part of the shares that the optionee was entitled to purchase at the date such optionee ceased serving as a director. Upon expiration of such seven-month period, the option will lapse to the extent it has not been exercised.

         (d) Expiration of Options: No option may be exercised after its seven-year term has expired.

         (e) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code) or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder, and is exercisable only by the optionee during his or her lifetime or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the option by bequest or inheritance.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CONTROL

         In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the Common Stock, an appropriate adjustment will be made to the number of shares subject to an outstanding option, the number of shares available for issuance under the Director Plan and the exercise price of each outstanding option. The Director Plan further provides that in the event of the proposed dissolution or liquidation of the Company, the proposed sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of

Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board will accelerate the issuance and exercisability of options granted under the Director Plan.

AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN

         The Board of Directors may terminate the Director Plan at any time or amend the Director Plan from time to time in such respects as the Board may deem advisable; provided, however, that without shareholder approval no amendment may: (i) increase the number of shares subject to the Director Plan, other than in connection with an adjustment pursuant to a change in capitalization of the Company, (ii) materially change the designation of the class of persons eligible to be granted options or (iii) materially increase the benefits which may accrue to participants in the Director Plan or change the number of shares, or formula for or method of determining the number of shares subject to options to be granted under the Director Plan. Any amendment or modification of the Director Plan shall not affect options previously granted.

TAX INFORMATION

         The federal tax consequences of options granted under the Director Plan are complex and subject to change. Such consequences will be comparable to the tax consequences arising from an award of a nonstatutory stock option. For a general discussion of the tax consequences upon the grant and exercise of an option and the sale of shares acquired upon exercise of an option granted under the Director Plan, see "PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN -- TAX INFORMATION -- NONSTATUTORY STOCK OPTIONS" above.

                            PROPOSAL 4 - APPROVAL OF
                          EMPLOYEE STOCK PURCHASE PLAN

         In April 1996, the Board of Directors of the Company adopted, subject to the approval of the Company's shareholders, the Company's Employee Stock Purchase Plan (the "Purchase Plan") under which 200,000 shares of Common Stock are reserved for issuance.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE PURCHASE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE PURCHASE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PURCHASE PLAN.

NEW PLAN BENEFITS

         Purchases of the Company's Common Stock under the Purchase Plan are made at the discretion of the participants therein. Accordingly, future purchases under the Purchase Plan are not yet determinable.

         A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan.

PURPOSE

         The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

         The Purchase Plan is required to be administered by the Board of Directors or a committee appointed by the Board of Directors, and the Board has appointed the Compensation Committee to administer the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors or its committee whose decisions are final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.

OFFERING DATES

         The Purchase Plan will be implemented by one offering during each six-month period in which such Plan remains in effect. The offering periods commence on January 1 and July 1 of each year. The first offering period will begin on July 1, 1996.

ELIGIBILITY

         Employees (including officers and directors) are eligible to participate in the Purchase Plan if they are employed more than 20 hours per week and have completed 30 days of continuous employment with the Company or its subsidiaries as of the first day of an offering period.

PARTICIPATION IN THE PLAN

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the commencement of an offering period, a completed subscription agreement authorizing payroll deductions. By executing such subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but does not become obligated to purchase such shares. An employee's participation in the Purchase Plan continues from offering period to offering period at the deduction rate authorized in the subscription agreement unless the participant files a new subscription agreement specifying a different rate or withdraws from the Purchase Plan. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate until the commencement of the next offering period.

         If the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as equitable a manner as is practicable. No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy in any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to the Purchase Plan.

PURCHASE PRICE

         The purchase price per share under the Purchase Plan is 85% of the lesser of the fair market value of a share of Common Stock on the date the offering period commences or on the date the offering period terminates. The fair market value of the Common Stock on a given date will be equal to the closing sales price of the Common Stock on such date on The Nasdaq Stock Market as reported in The Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering period. The rate of deductions may not exceed 10%, or such other rate as may be determined from time to time by the Board of Directors, of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan at any time, but may not increase or decrease the rate of payroll deductions for an offering period after it commences.

         All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE OF STOCK; EXERCISE OF OPTION

         The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period is the number of whole shares of Common Stock determined by dividing $12,500 by the fair market value of a share of Common Stock at the beginning of such offering period.

         Unless an employee discontinues his or her participation in the Purchase Plan, his or her option to purchase the shares subject thereto will be exercised automatically using accumulated payroll deductions on the last day of the offering period at the applicable price. The shares purchased for an employee will be delivered to him or her, or credited to his or her account by electronic transfer to a securities account maintained in the participant's name, as promptly as practicable after the end of the applicable offering period. Any cash remaining to the credit of a participant's account under the Purchase Plan after the purchase of such shares, other than any amount representing a fractional share, will be returned to the participant. Any amount representing a fractional share will be credited to a participant's account for the next offering or returned to the participant.

WITHDRAWAL

         A participant's interest in an offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of an offering period. Promptly after such withdrawal, the payroll deductions credited to a participant's account will be returned to him or her without interest. A participant's withdrawal from an offering or an employee's decision not to participate in an offering does not have any effect upon such participant's or employee's eligibility to participate in subsequent offerings under the Purchase Plan; provided, however, that an employee who is an officer or director of the Company who ceases participation in the Purchase Plan may not participate again for at least six months following such cessation of participation.

TERMINATION OF EMPLOYMENT

         If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed by the Company for more than 20 hours per week during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In such event, the payroll deductions credited to the participant's account will be refunded without interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by an option under the Purchase Plan and the number of shares which are available for issuance, as well as the option price per share of an unexercised option, will be proportionately adjusted for any change in the number of shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, outstanding options will be assumed by the successor corporation or the Board will declare that any option will terminate as of a date fixed by the Board of Directors or its committee which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Purchase Plan prior to such date, his or her option for the purchase of shares will be automatically exercised on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number of shares subject to his or her option).

NONASSIGNABILITY

         No rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or upon the death of a participant as provided in the Purchase Plan), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

         The Board of Directors may at any time amend or terminate the Purchase Plan, except that termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without the prior written consent of the participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 4, 2006), provided that such termination shall not affect options then outstanding.

TAX INFORMATION

         The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for tax upon disposition of the shares acquired under the Purchase Plan.

         If shares are not disposed of by a participant within two years after the date of the beginning of the offering period in which such shares were acquired or within one year after the transfer of the shares to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or
(ii) the excess of the fair market value of the shares at the beginning of the offering period in which such shares were acquired over the purchase price of the shares (computed as of the commencement of such offering period) will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as long-term capital gain. If shares are disposed of in a transaction in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference.

         If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above, then the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of an offering period) over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition will be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option was exercised, ordinary income will be recognized equal to the difference between the sales price and the value of the shares on the option exercise date.

         Any amount taxed to a participant as ordinary income under the rules described above would be added to the actual purchase price of the shares in determining the tax basis of the shares for the purpose of determining capital gain or loss on a sale or other disposition of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its withholding obligations under the Code.

                    PROPOSAL 5 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Coopers & LybrandL.L.P., independent accountants, to audit the Company's consolidated financial statements for the year ending December 31, 1996, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

         The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Ronald W. Buckly
                                              Secretary

Calabasas, California
April 8, 1996

                                     TEKELEC

                             1994 STOCK OPTION PLAN

1.       ESTABLISHMENT AND PURPOSES OF THE PLAN.

         Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.       DEFINITIONS.

         The following definitions shall apply throughout the Plan:

         a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

         b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

         d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

         e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

         f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

         g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

         h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

         i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

         j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

         k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

         m. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

         n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

         o. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

         p. "OPTIONEE" shall mean any Employee who is granted an Option.

         q. "PLAN" shall mean this Tekelec 1994 Stock Option Plan.

         r. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3.       SHARES RESERVED.

         The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Eight Hundred Thousand (800,000) Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

         Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.       ADMINISTRATION OF THE PLAN.

         a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

         b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into

- --------------------
 * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

          e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.       ELIGIBILITY.

         Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

         a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Two Hundred Thousand

(200,000) Shares*. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

         c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

             In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

         d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

             If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

- ---------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

          e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

             The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

             The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

          f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.       EXERCISE OF OPTION.

          a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

             An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

          b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

          c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

          e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

          f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such

Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

          h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

             Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

          i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8.       NONTRANSFERABILITY OF OPTIONS.

         Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.       HOLDING PERIOD.

         In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.      ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

         a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

         b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

         c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.      STOCKHOLDER APPROVAL.

         Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12.      AMENDMENT AND TERMINATION OF THE PLAN.

         a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under
Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or
(vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

         b. Effect of Amendment or Termination. Except as otherwise provided in
Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.      INDEMNIFICATION.

         No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.      GENERAL PROVISIONS.

          a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

          b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

             No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

          d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

          e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

          f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

          g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

          h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.      EFFECTIVE DATE AND TERM OF PLAN.

          The Plan shall become effective upon stockholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A-1

                                     TEKELEC
                             1994 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

          Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

          1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

          3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

          4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing [e.g., with the first installment vesting on ________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

          (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

          (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

          5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgements to the Company as may be required by any applicable law or regulation.

          6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

          7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

          8. TERM OF OPTION. This Option may not be exercised more than ________ ( ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

          9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

          10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          11. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          12. MISCELLANEOUS.

              (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

              (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

              (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection
(i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

          (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

          (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

          (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

          (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

          (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

         IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.

DATE OF GRANT:  ______________________________

Tekelec

By:         ____________________________________

Title:      ____________________________________

Dated:      ____________________________________

Optionee

            ____________________________________

Dated:      ____________________________________

                                   EXHIBIT A-2

                                     TEKELEC
                             1994 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

          Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

          1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

          2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

          3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

          4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

             (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing on the last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee's service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

             (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

             (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

          5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

          7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

          8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

          9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

          10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          12. MISCELLANEOUS.

              (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

              (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option

Agreement shall give any third person any right of subrogation or action over or against any Party.

          (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

             (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

          (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

          (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

          (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

          (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

          (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

         IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.

DATE OF GRANT:  ______________________________

Tekelec

By:         ____________________________________

Title:      ____________________________________

Optionee
            ____________________________________

                               AMENDMENT NO. 1 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*

          Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

          "3. SHARES RESERVED.

              The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Nine Hundred Thousand (900,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

              Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."

Dated:  February 4, 1995

- ------------------------

   * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 2 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*

          Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

          "3. SHARES RESERVED.

              The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be One Million Four Hundred Thousand (1,400,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

              Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."


Dated:  March 3, 1995

- ------------------------

   * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 3 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN

          Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

          "3. SHARES RESERVED.

               The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Two Million (2,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

               Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."


Dated:  January 27, 1996

                                    TEKELEC
                   AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR
                             EQUITY INCENTIVE PLAN


         1. PURPOSES OF THE AMENDED AND RESTATED PLAN. The purposes of this Amended and Restated Non-Employee Director Equity Incentive Plan are to attract and retain the best available candidates for the Board of Directors of the Company who are not also employees of the Company or its Subsidiaries, to provide additional incentive to such non-employee Directors, to promote the success of the Company's business and to enable such non-employee Directors to share in the growth and prosperity of the Company.

         2. DEFINITIONS. As used herein, the following definitions shall apply:


                 (a) "AMENDED AND RESTATED PLAN" means this Amended and Restated Non-Employee Director Equity Incentive Plan.

                 (b) "ANNUAL MEETING" means the Annual Meeting of Shareholders of the Company.

                 (c)      "BOARD" means the Board of Directors of the Company.

                 (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                 (e) "COMMON STOCK" means the Common Stock, without par value, of the Company.

                 (f) "COMPANY" means Tekelec, a California corporation, or any successor company.

                 (g) "COMMITTEE" means the Committee appointed by the Board in accordance with Section 4 of the Amended and Restated Plan, if one is appointed.

                 (h) "DIRECTOR" means a person who serves on the Board as of the date the Amended and Restated Plan becomes effective or who is thereafter elected or appointed to serve as a member of the Board.

                 (i) "EFFECTIVE DATE" means July 24, 1993, provided that the Amended and Restated Plan is approved by the shareholders of the Company by no later than the 1994 Annual Meeting. If the Amended and Restated Plan is not so approved, then the Plan shall be reinstated effective as of July 24, 1993 and shall be deemed to be in full force and effect as of such date.

                 (j) "ELIGIBLE DIRECTOR" means a Director who is not an employee (within the meaning of Section 3401 of the Code and the regulations thereunder) of the Company or any of its Subsidiaries. The payment of directors' fees or consulting fees to a Director shall not be sufficient to constitute "employment" by the Company.

                 (k)      "OPTION" means a stock option granted pursuant to
Section 8 of the Plan. All Options shall be "nonstatutory" stock options (as opposed to "incentive" stock options within the meaning of Section 422 of the
Code). No Options shall be granted subsequent to the Effective Date, if the Amended and Restated Plan is approved by the shareholders of the Company not later than the 1994 Annual Meeting.

                 (l) "OPTION AGREEMENT" means the written agreement entered into between the Company and an Optionee which evidences an Option or a Triennial Option.

                 (m) "OPTIONED STOCK" means the Common Stock subject to an Option or a Triennial Option.

                 (n) "OPTIONEE" means an Eligible Director to whom an Option or a Triennial Option has been granted.

                 (o) "PLAN" means the Company's Non-Employee Director Equity Incentive Plan as in effect prior to the amendment and restatement of such plan as evidenced by this Amended and Restated Plan.

                 (p) "SHARE" or "SHARES" means a share or shares of the Common Stock, as adjusted in accordance with Section 14 of the Amended and Restated Plan.

                 (q) "STOCK AWARD" means an award of the right to receive Shares granted pursuant to and in accordance with Section 7 of the Plan or pursuant to and in accordance with Section 7 of the Amended and Restated Plan, as the case may be. If the shareholders of the Company approve the Amended and Restated Plan, then no Stock Awards shall be granted at or subsequent to the 1994 Annual Meeting.

                 (r) "STOCK AWARD CERTIFICATE" means a certificate evidencing a Stock Award.

                 (s) "SUBSIDIARY" means a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                 (t) "TRIENNIAL ANNUAL MEETING" means the Annual Meeting of Shareholders of the Company held on May 14, 1993 and during every third calendar year thereafter. Solely for purposes of this Amended and Restated Plan, Triennial Options granted as of July 24, 1993 shall be deemed to have been granted with respect to the May 14, 1993 Annual Meeting.

                 (u) "TRIENNIAL OPTION" means a stock option granted pursuant to Section 10 of the Amended and Restated Plan. All Triennial Options shall be "nonstatutory" stock options (as opposed to "incentive" stock options within the meaning of Section 422 of the Code).

                 (v) "1994 ANNUAL MEETING" means the first Annual Meeting held during the 12-month period following July 24, 1993.

         3. STOCK SUBJECT TO THE AMENDED AND RESTATED PLAN. Subject to adjustment upon the events specified and in the manner provided in Section 14 of the Amended and Restated Plan, the maximum aggregate number of Shares which may be awarded and issued or optioned and sold under the Amended and Restated Plan is 250,000 Shares*. The Shares may be authorized and unissued or reacquired Shares. If Shares subject to a Stock Award are not issued or if an Option or a Triennial Option expires or becomes unexercisable for any reason without having been exercised in full, the unissued or unpurchased Shares which were the subject thereof shall, unless the Amended and Restated Plan shall have been terminated, return to the Amended and Restated Plan and become available for issuance pursuant to Stock Awards or Triennial Options under the Amended and Restated Plan.

         4. ADMINISTRATION OF THE AMENDED AND RESTATED PLAN. The Amended and Restated Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Amended and Restated Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Amended and Restated Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom Stock Awards or Triennial Options will be granted, the frequency of Stock Awards or Triennial Option grants, the number of Shares subject to Stock Awards or Triennial Option grants (except in accordance with Sections 7, 8, 10 and 11 hereof), the exercise prices of Triennial Options or any other material terms of Stock Awards or Triennial Options. All decisions and determinations of the Board or its Committee with respect to the Amended and Restated Plan shall be final and binding.

         5.      ELIGIBILITY.

                 (a) Stock Awards. No Stock Awards shall be issued pursuant to the Amended and Restated Plan at or subsequent to the 1994 Annual Meeting. Each Eligible Director who is elected, reelected or appointed to the Board after July 24, 1993 and prior to the 1994 Annual Meeting shall be eligible to receive a Stock Award in accordance with the terms and provisions of the Amended and Restated Plan.

                 (b) Options. No Options shall be issued pursuant to the Amended and Restated Plan subsequent to July 24, 1993; provided, however, that if the Amended and Restated Plan is not approved by the shareholders of the Company at or prior to the 1994 Annual Meeting, each Eligible Director who is elected or appointed to the Board for the first time on or after July 24, 1993 and prior to the 1994 Annual Meeting shall be granted an Option in accordance with the terms and provisions of the Plan.





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

                 (c) Triennial Options. Each Eligible Director who is a director on July 24, 1993 or who is elected or appointed to the Board after July 24, 1993 shall be eligible to be granted a Triennial Option in accordance with the terms and provisions of the Amended and Restated Plan.

                 (d) Right to Continue as Director. Nothing in the Amended and Restated Plan or in any document executed pursuant to the Amended and Restated Plan shall confer on any Eligible Director any right to be appointed, elected or nominated to the Board or to continue to serve as a Director.

         6. EFFECTIVENESS AND TERM OF AMENDED AND RESTATED PLAN. The Amended and Restated Plan shall become effective as of July 24, 1993 subject to the approval thereof by the shareholders of the Company at or prior to the 1994 Annual Meeting. The grant of Stock Awards and Triennial Options under this Amended and Restated Plan prior to obtaining such shareholder approval shall be expressly conditioned on obtaining such approval at or prior to the 1994 Annual Meeting. The Amended and Restated Plan shall continue in effect for a term of ten years commencing on the Effective Date unless sooner terminated in accordance with the terms and provisions of the Amended and Restated Plan. Except as provided for in Section 14, the termination of the Amended and Restated Plan upon the expiration of its term shall not affect any outstanding Stock Awards, Options or Triennial Options which shall remain outstanding in accordance with their respective terms; provided, however, that no Stock Awards, Options or Triennial Options shall be granted after such termination; and, provided further, that if the Amended and Restated Plan is not approved at or prior to the 1994 Annual Meeting then the Plan shall be reinstated and shall be in full force and effect as of July 23, 1993, and Options and Stock Awards shall be granted in accordance with, and subject to the terms and conditions of, the Plan.

         7.      STOCK AWARDS.

                 (a) Grant of Award. No Stock Awards shall be granted on or subsequent to the 1994 Annual Meeting if the Amended and Restated Plan is approved by the shareholders of the Company not later than the 1994 Annual Meeting. If the Amended and Restated Plan is not so approved by the shareholders of the Company, then the Plan shall be reinstated and be in full force and effect as of July 24, 1993, and Stock Awards shall be granted in accordance with, and subject to the terms and conditions of, the Plan. During the term of the Plan and prior to the 1994 Annual Meeting, in recognition of, and as additional consideration for, serving on the Board, each Eligible Director shall automatically be granted a Stock Award on the date of his election or appointment to the Board, and upon each reelection to the Board, subject to the terms and conditions set forth in this Section 7. A Stock Award shall entitle an Eligible Director to receive that number of Shares determined in accordance with Section 7(b) which shall be issued at such times and in accordance with such conditions as are set forth in Section 7(c). Each recipient of a Stock Award shall be given a Stock Award Certificate evidencing the Stock Award.

                 (b)      Number of Shares.

                          (i)     Election to Board at Annual Meeting.  The
number of shares subject to a Stock Award granted to an Eligible Director elected at an Annual Meeting shall be that number of Shares having an aggregate market value on the date of such meeting equal to $2,500, which number of Shares shall be determined by dividing 2,500 by the fair market value (determined in accordance with Section 9(b)) of one-half Share* on such date.

                          (ii)    Election or Appointment to Board Other Than
at Annual Meeting. The number of Shares subject to a Stock Award granted to an Eligible Director elected or appointed to the Board on a date other than the date of an Annual Meeting shall be equal to the number of Shares that would have been awarded to such Director had he been elected to the Board as an Eligible Director at the most recent Annual Meeting, which number shall be multiplied by a percentage, as follows:

                 No. of Days Since
                 Last Annual Meeting                                         Percentage
                 -------------------                                         ----------
                 Less than 61                                                    100%

                 Less than 151 but more than 60                                   75%

                 Less than 241 but more than 150                                  50%

                 Less than 331 but more than 240                                  25%

                 More than 330                                                     0%

                          (iii)   Maximum Number of Shares Subject to a Stock
Award. Subject to the provisions of Section 14 hereof, the number of Shares granted pursuant to a Stock Award shall not exceed 2,000. No fractional Shares shall be granted hereunder and the calculation of the number of Shares to be granted pursuant to a Stock Award shall be rounded to the nearest whole number (not to exceed 2,000).

                          (iv)    Pro Rata Adjustment.  If the total number of
Shares to be granted pursuant to Stock Awards in accordance with Section 7(b)(i) or (ii) hereof would exceed the number of Shares then available for grant under the Amended and Restated Plan (after deduction for all Shares then issued pursuant to, or then subject to outstanding Stock Awards, Options and Triennial Options, but without deduction for any Shares that would be subject to any Triennial Options to be granted at such date of grant), the Shares remaining available for issuance pursuant to Stock Awards shall be allocated pro rata among those Eligible Directors entitled to receive a Stock Award at such grant date.





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

                 (c)      Vesting of Stock Awards; Issuance of Shares.

                          (i)     The right of an Eligible Director, who is
elected to the Board at an Annual Meeting, to receive the Shares subject to a Stock Award shall vest and the Shares subject thereto shall be issuable in four equal installments commencing three months after the date of grant of the Stock Award with an additional installment vesting every three months thereafter; provided, however, that subject to Section 7(c)(iv), all unvested installments shall vest no later than the date of the Annual Meeting following the grant date of the Stock Award.

                          (ii)    If an Eligible Director is elected or
appointed to the Board on a date other than the date of an Annual Meeting, then such Director's right to receive the Shares subject to a Stock Award shall vest and the Shares subject thereto shall be issuable in a number of equal installments determined as follows:

                 No. of Days Since                                        No. of
                 Last Annual Meeting                                  Installments
                 -------------------                                  ------------
                 Less than 61                                              4

                 Less than 151 but more than 60                            3

                 Less than 241 but more than 150                           2

                 Less than 331 but more than 240                           1

                 More than 330                                      Not Applicable

                 The first such installment shall vest and the Shares subject thereto shall be issuable three months after the date of grant of the Stock Award with an additional installment (up to the maximum number of installments determined in accordance with this Section 7(c)(ii)) vesting every three months thereafter; provided, however, that subject to Section 7(c)(iv), all unvested installments shall vest no later than the date of the next Annual Meeting.

                          (iii)   A vested installment of Shares shall be
issued as soon as administratively practicable following the date on which such installment vests. No fractional Shares shall be issued hereunder.

                          (iv)    Notwithstanding anything to the contrary
herein, the right of an Eligible Director to receive the Shares subject to a Stock Award shall vest only so long as such Director continues to serve as an Eligible Director. If a Director ceases to serve as an Eligible Director, the unvested installments of a Stock Award shall be forfeited and the Shares subject thereto shall be returned to the Amended and Restated Plan.

                          (v)     The recipient of a Stock Award shall have no
rights as a shareholder of the Company with respect to the Shares subject to such Stock Award, including, but not limited to, voting, dividend or liquidation rights, until such Shares are issued in accordance with Section 7(c).

         8. OPTIONS. No Options shall be granted subsequent to July 24, 1993 if the Amended and Restated Plan is approved by the shareholders of the Company not later than the 1994 Annual Meeting. If the Amended and Restated Plan is not so approved, then the Plan shall be reinstated and be in full force and effect as of July 24, 1993, and Options shall be granted and awarded in accordance with, and subject to the terms and conditions of, the Plan. If the Amended and Restated Plan is so approved by the shareholders of the Company by the 1994 Annual Meeting then, in addition to any Stock Award(s) or Triennial Option(s) an Eligible Director is entitled to receive under the Amended and Restated Plan and subject to the availability of Shares under the Plan, an Eligible Director who was elected or appointed for the first time to the Board during the term of the Plan prior to July 24, 1993, shall have, on the date of such election or appointment, automatically received a one-time grant of an Option to purchase the number of Shares specified in Section 9(a) of the Plan. No Eligible Director shall have been granted more than one Option under the Plan.

         9. CERTAIN TERMS AND CONDITIONS OF OPTIONS. Each Option shall be evidenced by an Option Agreement which shall comply with and be subject to the following terms and conditions:

                 (a) Number of Shares Subject to Options. The number of Shares subject to an Option shall be 10,000*. If the total number of Shares to be granted pursuant to Options in accordance with Section 8 on a date of grant would exceed the number of Shares then available for grant under the Amended and Restated Plan (after deduction for all Shares then issued pursuant to, or then subject to outstanding, Stock Awards and Options, and any Shares subject to Stock Awards granted at such date of grant), the Shares remaining available for grant pursuant to Options shall be allocated pro rata among those Eligible Directors who are entitled to be granted an Option under the Amended and Restated Plan.

                 (b) Exercise Price. The exercise price of an Option shall be 100% of the fair market value of the Common Stock on the date of the grant. The fair market value of the Common Stock shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System), or, in the event the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System, the fair market value per Share shall be the closing price on such exchange or on the NASDAQ National Market System as of the date of grant, as reported in The Wall Street Journal. If the date of grant is not a trading day, then the fair market value per Share shall be determined as of the last trading day preceding the date of grant.





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

                          (c) Vesting. Subject to Section 12(b)(ii), each Option shall vest and become exercisable cumulatively in 20 equal installments of 500 Shares* commencing two months after the date of grant of the Option, with an additional installment vesting every three months thereafter.

                          (d)     Term of Option.  Subject to Section 12(b)(ii)
hereof, the term of each Option shall be seven years.

         10. TRIENNIAL OPTIONS. If the Amended and Restated Plan is approved by the shareholders not later than the 1994 Annual Meeting, then, in addition to any Stock Award(s) or Option an Eligible Director is entitled to receive under the Amended and Restated Plan or had received under the Plan, and subject to the availability of Shares under the Amended and Restated Plan and the terms and conditions set forth in Sections 11 and 12 hereof, (i) each Eligible Director on July 24, 1993 shall automatically receive as of July 24, 1993 a Triennial Option to purchase the number of Shares specified in Section 11(a)(i) hereof, (ii) an Eligible Director who is elected or appointed to the Board for the first time after July 24, 1993 and other than on the date of a Triennial Annual Meeting, shall automatically receive, as of the date of his or her election or appointment to the Board, a Triennial Option to purchase the number of Shares specified in Section 11(a)(ii) hereof, and (iii) an Eligible Director who is elected or reelected to the Board at a Triennial Annual Meeting other than the Triennial Annual Meeting held on May 14, 1993 shall, on the date of such Triennial Annual Meeting, automatically receive a Triennial Option to purchase the number of Shares specified in Section 11(a)(i) hereof. If the Amended and Restated Plan is not approved by the shareholders of the Company prior to or at the 1994 Annual Meeting, all Triennial Options theretofore granted subject to such shareholder approval shall be deemed null and void and of no further force or effect.

         11. CERTAIN TERMS AND CONDITIONS OF TRIENNIAL OPTIONS. Each Triennial Option shall be evidenced by an Option Agreement which shall comply with and be subject to the following terms and conditions:

                 (a)      Number of Shares.

                          (i)     Grants to Eligible Directors as of July 24,
1993 and Upon Election to Board at Triennial Annual Meeting. The number of Shares subject to a Triennial Option granted to an Eligible Director as of July 24, 1993 or to an Eligible Director upon being elected or reelected to the Board at a Triennial Annual Meeting other than the Triennial Annual Meeting held on May 14, 1993 shall be 30,000.*

                          (ii)    Grants Upon Election or Appointment to Board
Other Than at Triennial Annual Meeting. The number of Shares subject to a Triennial Option granted to an Eligible Director elected or appointed to the Board after July 24, 1993 on a date other than the date of a Triennial Annual Meeting shall be equal to 30,000* minus the product of 2,500* and





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

the number of installments that would have vested under a Triennial Option granted at the last Triennial Annual Meeting.

                          (iii)   Pro Rata Adjustment.  If the total number of
Shares to be granted pursuant to Triennial Options on a specific grant date in accordance with Section 10 hereof would exceed the number of Shares then available for grant under the Amended and Restated Plan, the Shares remaining available for grant pursuant to Triennial Options shall be allocated pro rata among those Eligible Directors who are entitled to be granted Triennial Options under the Amended and Restated Plan.

                 (b) Exercise Price. The exercise price of a Triennial Option shall be as set forth in Section 9(b).

                 (c)      Vesting.

                          (i)     Grants to Eligible Directors as of July 24,
1993. Subject to Section 12(b)(ii) and shareholder approval of the Amended and Restated Plan occurring not later than the 1994 Annual Meeting, each Triennial Option granted to an Eligible Director as of July 24, 1993 shall vest and become exercisable in 12 equal quarterly installments with the first of such installments vesting on July 31, 1993 and one additional installment vesting on the last day of each of the 11 calendar quarters thereafter commencing on September 30, 1993; provided, however, that all unvested installments shall vest no later than the date of the Triennial Annual Meeting held in 1996.

                          (ii)    Grants Upon Election to Board at Triennial
Annual Meeting. Subject to Section 12(b)(ii), each Triennial Option granted to an Eligible Director elected or reelected to the Board at a Triennial Annual Meeting shall vest and become exercisable in 12 equal quarterly installments with the first of such installments vesting on the last day of the calendar quarter in which the grant is made and an additional installment vesting on the last day of each of the 11 calendar quarters thereafter; provided, however, that all unvested installments shall vest no later than the date of the next Triennial Annual Meeting.

                          (iii)   Grants Upon Election or Appointment to Board
Other Than at Triennial Annual Meeting. Subject to Section 12(b)(ii), if an Eligible Director is granted a Triennial Option covering less than 30,000 shares* (the "Prorated Shares") due to his or her appointment to the Board at other than a Triennial Annual Meeting, such Triennial Option shall vest as to such Prorated Shares in the same number of installments and at the same dates as would be remaining with respect to the unvested portion of a Triennial Option granted at the last Triennial Annual Meeting. If such Eligible Director receives a Triennial Option covering less than the Prorated Shares due to an adjustment pursuant to Section 11(a)(iii), the Triennial Option shall vest in quarterly installments of 2,500 shares* (provided that the last installment to vest may be less than 2,500 shares*) with the first such installment vesting on the last day of the





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

calendar quarter in which the grant is made and an additional installment vesting, subject to Section 12(b)(ii), on the last day of each calendar quarter thereafter until such Triennial Option is fully vested.

                 (d) Term of Triennial Options. Subject to Section 12(b)(ii), the term of each Triennial Option shall be seven years.

         12.     EXERCISE OF OPTIONS AND TRIENNIAL OPTIONS.

                 (a) Payment for Shares Upon Exercise of Option or Triennial Option. The consideration and method of payment for the Shares to be issued upon exercise of an Option or Triennial Option shall be paid by cash, check or the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. Shares used to pay the exercise price of an Option or a Triennial Option shall be valued at their fair market value determined (in accordance with Section 9(b) or Section 11(b)) as of the close of business on the date the Option or Triennial Option is exercised (or, if such date is not a trading day, on the last trading day preceding the date of exercise).

                 (b)      Exercise of Options and Triennial Options.

                          (i)     Procedure for Exercise; Rights as a
Shareholder. An Option or Triennial Option may be exercised in accordance with the provisions of this Amended and Restated Plan as to all or any portion of the Shares which have vested under an Option or Triennial Option, from time to time during the term of the Option or Triennial Option. An Option or Triennial Option may not be exercised for a fraction of a Share.

                          An Option or Triennial Option shall be deemed to be
exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option or Triennial Option and full payment for the Shares with respect to which the Option or Triennial Option is exercised has been received by the Company. Full payment may consist of such consideration and method of payment allowable under Section 12(a) of the Amended and Restated Plan. Until the Option or Triennial Option is properly exercised in accordance with the terms of this Section 12(b)(i), the Optionee shall have no rights as a shareholder with respect to the Optioned Stock.

                          If the consideration for the exercise of an Option or
Triennial Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company.

                          As soon as administratively practicable after the
exercise of an Option or Triennial Option in accordance with the provisions of the Amended and Restated Plan, the Company shall deliver to the Optionee, at the principal executive office of the Company, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option or Triennial Option shall have been exercised. The time of issuance and delivery of such certificate(s) may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                          (ii)    Termination of Status as an Eligible
Director. Except as otherwise provided in Section 14, if an Optionee ceases to serve as an Eligible Director for any reason ("Termination"), whether such Termination is voluntary or involuntary or permanent or temporary, such Optionee (or, in the event of death, the Optionee's estate or such person who acquired the right to exercise the Option or Triennial Option by bequest or inheritance) may exercise the Option or Triennial Option at any time within seven months after the date of such Termination, but only to the extent that at the date of such Termination the Optionee's right to exercise the Option or Triennial Option had vested and had not previously been exercised in accordance with Section 9(c) or Section 11(c). The Option or Triennial Option for the remaining Shares which have not vested at the date of the Termination shall be deemed to expire on such date and the Shares subject to the unvested portion of such Option or Triennial Option shall be returned to the Amended and Restated Plan and become available for issuance thereunder. Notwithstanding the foregoing, no Option or Triennial Option may be exercised after the expiration of its term.

         13. NONTRANSFERABILITY OF STOCK AWARDS, OPTIONS AND TRIENNIAL OPTIONS. Stock Awards and Triennial Options granted under this Amended and Restated Plan and Stock Awards and Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of an Eligible Director holding a Stock Award, Option or Triennial Option, the Shares subject to such Stock Award may be issued to, and the Option or Triennial Option may be exercised by, only such Eligible Director.

         14.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CONTROL.

                 (a) Subject to any required action by the shareholders of the Company, the number of Shares granted pursuant to each Stock Award or covered by each outstanding Option or Triennial Option, and the number of Shares which are available for issuance under the Amended and Restated Plan, as well as the exercise price per Share of each such outstanding Option or Triennial Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Amended and Restated Plan, an Option, a Triennial Option or a Stock Award.

                 (b) In the event of the proposed dissolution or liquidation of the Company, the proposed sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall declare that all outstanding Stock Awards, Options and Triennial Options shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given by the Company to all Eligible Directors, unless such 30 day period is waived by all Eligible Directors, and shall issue all Shares underlying outstanding Stock Awards, including Shares which would not otherwise be issuable at such time under Section 7(c), and give each Eligible Director who is an Optionee the right to exercise his or her Option or Triennial Option as to all or any part of the Optioned Stock, including Shares which have not vested at such time (in accordance with Section 9(c) or Section 11(c)) until such date of termination.

                 (c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by a Stock Award, Option or Triennial Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.

         15.     CONDITIONS UPON ISSUANCE OF SHARES.

                 (a) Shares shall not be issued pursuant to a Stock Award or upon the exercise of an Option or Triennial Option unless the issuance and delivery of such Shares shall comply with all applicable laws, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) As a condition to the issuance of Shares pursuant to a Stock Award and upon the exercise of an Option or Triennial Option, the Board may require an Eligible Director to execute an agreement with, and/or to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation.

         16. RESERVATION OF SHARES. The Company, during the term of this Amended and Restated Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Amended and Restated Plan.

         17. SHAREHOLDER APPROVAL. Unless the Plan shall be approved by the holders of a majority of the Shares present, or represented, and entitled to vote at a duly held meeting of the

Company's shareholders within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall not become effective.

         18. AMENDMENT AND TERMINATION OF THE AMENDED AND RESTATED PLAN. The Board may terminate the Amended and Restated Plan at any time or amend the Amended and Restated Plan from time to time in such respects as the Board may deem advisable; provided, however, that the Amended and Restated Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and provided further, however, that without approval of the holders of a majority of the Shares present, or represented, and entitled to vote at a meeting of the Company's shareholders at which action is taken on any amendment to the Amended and Restated Plan, no amendment shall: (i) increase the number of Shares subject to the Amended and Restated Plan, other than in connection with an adjustment under Section 14 of the Amended and Restated Plan; (ii) materially change the designation of the class of persons eligible to be granted Stock Awards, Options or Triennial Options; or (iii) materially increase the benefits which may accrue to participants in the Amended and Restated Plan or change the number of Shares, or formula for or method of determining the number of Shares, subject to Stock Awards, Options and/or Triennial Options to be granted in accordance with the terms of the Amended and Restated Plan. Any amendment or termination of the Amended and Restated Plan shall not affect Stock Awards, Options or Triennial Options theretofore granted and such Stock Awards, Options and Triennial Options shall remain in full force and effect as if this Amended and Restated Plan had not been amended or modified, unless otherwise mutually agreed in writing between the Company and the Eligible Director who has received such Stock Award, Option or Triennial Option. If the Amended and Restated Plan is not approved by the shareholders of the Company at or prior to the 1994 Annual Meeting, then no amendment or restatement to the Plan shall be deemed to have occurred and the Plan shall be reinstated without amendment or restatement effective as of July 24, 1993.

         19.     TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

                 (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the issue and transfer of Shares pursuant to the grant of Stock Awards, Options and Triennial Options and/or the issue and transfer of Shares pursuant thereto, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                 (b) The grant of Stock Awards, Options and Triennial Options hereunder and the issuance of Shares pursuant thereto is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to an Eligible Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of Shares pursuant thereto. To the extent that such compensation, if any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require an Eligible Director, as a condition to issuance of such Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements satisfactory to the Company to enable it to satisfy its withholding obligations under federal, state and local law.

         20.     LEGENDS ON CERTIFICATES.

                 (a) Federal Law. Unless an appropriate registration statement is filed pursuant to the Securities Act of 1933, as amended, with respect to the Stock Awards, Options, Triennial Options and Shares granted or issued under this Amended and Restated Plan, each document or certificate representing such Stock Awards, Options, Triennial Options or Shares shall be endorsed thereon with a legend substantially as follows, unless, in the opinion of counsel to the Company, such legend is not required:

                 "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                 (b) Other Legends. Each document or certificate representing the Stock Awards, Options, Triennial Options or Shares issuable under the Amended and Restated Plan shall also contain legends as may be required under applicable blue sky laws or by any agreement the execution of which is a condition to the grant of a Stock Award, Option or Triennial Option under this Amended and Restated Plan or issuance of Shares pursuant thereto.

         21. INVALID PROVISIONS. In the event that any provision of this Amended and Restated Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         22. APPLICABLE LAW. This Amended and Restated Plan shall be governed by and construed in accordance with the laws of the State of California.

                                    TEKELEC
                            STOCK AWARD CERTIFICATE


         Tekelec, a California corporation (the "Company"), hereby grants to _________________ ("Director") a Stock Award (the "Stock Award") for
___________________________________ (__________) shares of Common Stock (the
"Shares") of the Company pursuant to, and in all respects subject to the terms and conditions of, the Amended and Restated Tekelec Non-Employee Director Equity Incentive Plan (the "Plan") and this Certificate. The terms and conditions of the Plan are incorporated herein by this reference and, unless the context otherwise requires, the terms defined in the Plan shall have the same meanings herein.

         1. DATE OF GRANT. The Stock Award is granted effective as of ________________, ______.

         2. VESTING. The right of Director to receive the Shares shall vest cumulatively in installments in accordance with the vesting schedule set forth below so long as Director continues to serve as an Eligible Director of the Company; provided, however, that all unvested installments shall vest no later than the date of the Annual Meeting following the date of grant of the Stock Award.

                          Date                                      No. of Shares
                          ----                                      -------------
                 ------------------                                 -------------
                 ------------------                                 -------------
                 ------------------                                 -------------
                 ------------------                                 -------------


         3. FORFEITURE. If Director ceases to serve as an Eligible Director, the unvested Shares shall be forfeited and shall return to the Plan.

         4. ISSUANCE OF SHARES. A vested installment of Shares shall be issued to Director as soon as administratively practicable following the date on which such installment vests. Shares may not be issued upon the vesting of the Stock Award if such issuance would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the issuance of the Shares, the Company may require Director to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         5. RIGHTS AS SHAREHOLDER. Director shall have no rights as a shareholder of the Company with respect to the Shares subject to the Stock Award until the Shares vest and are issued in accordance with the terms hereof and of the Plan.

         6.      CONTINUATION AS A DIRECTOR.   The Stock Award shall not confer
upon Director any right to continue or be nominated as a director of the Company or any of its Subsidiaries or limit in any respect the right of the Company to remove Director at any time.

         7. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Director any taxes required to be withheld by federal, state or local law as a result of the grant of the Stock Award or issuance of Shares pursuant thereto.

         8. TRANSFERABILITY. The Stock Award evidenced by this Certificate may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution, and during the lifetime of Director the Shares subject to the Stock Award may only be issued to Director.


Dated as of ______________, ______         TEKELEC, a California corporation



                                           By:_______________________________

                                           Title:____________________________

                                    TEKELEC

                  NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
                 TRIENNIAL NONSTATUTORY STOCK OPTION AGREEMENT


         Tekelec, a California corporation (the "Company"), hereby grants to _______________________ (the "Optionee") an option (the "Option") to purchase a total of __________________ (_____) shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's Amended and Restated Non-Employee Director Equity Incentive Plan (the "Plan") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

         1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

         2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of __________, and it may not be exercised later than _____ __.

         3. OPTION EXERCISE PRICE. The Option exercise price is $______ per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option was granted.

         4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                 (a) RIGHT TO EXERCISE. This Option shall vest and become exercisable, cumulatively, in __________ (___) equal installments of _______________________ (______) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the ___________ calendar quarters thereafter; provided, however, that all unvested installments shall vest no later than the date of the Triennial Annual Meeting following the date of grant of this Option.

                 (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         5. TERMINATION OF STATUS AS AN ELIGIBLE DIRECTOR. If the Optionee ceases to serve as an Eligible Director for any reason ("Termination"), whether such Termination is voluntary or involuntary or permanent or temporary, the Optionee shall have the right to exercise this Option at any time within seven months after the date of such Termination to the extent that the Optionee was entitled to exercise the Option at the date of such Termination. To the extent that the Optionee was not entitled to exercise the Option at the date of Termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

         6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. CONTINUATION AS A DIRECTOR. This Option shall confer not upon the Optionee any right to continue or be nominated as a director of the Company or any of its Subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

         8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

         9. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Amended and Restated Non-

Employee Director Equity Incentive Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.


Date:_____________________________                 Tekelec,
                                                   a California corporation



                                                   By:_______________________

                                                   Title:____________________

         The Optionee acknowledges receipt of a copy of the Amended and Restated Non-Employee Director Equity Incentive Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date:
     -----------------------------           ----------------------------------
                                                   Signature of Optionee


                                             -----------------------------------
                                                   Address


                                             -----------------------------------
                                             City          State        Zip Code

                                    TEKELEC

                  NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT


         Tekelec, a California corporation (the "Company"), hereby grants to ______________________(the "Optionee") an option to purchase a total of Ten Thousand (10,000) shares* of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's Non-Employee Director Equity Incentive Plan (the "Plan") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

         1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

         2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of __________, and it may not be exercised later than _____ __.

         3. OPTION EXERCISE PRICE. The Option exercise price is $______ per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option was granted.

         4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                 (a) RIGHT TO EXERCISE. This Option shall vest and become exercisable, cumulatively, in twenty (20) equal installments of Five Hundred
(500) Shares* commencing on the date which is two (2) months after the date of grant of this Option, with an additional installment vesting every three (3) months thereafter.

                 (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the





__________________________________

  * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         5. TERMINATION OF STATUS AS AN ELIGIBLE DIRECTOR. If the Optionee ceases to serve as an Eligible Director for any reason ("Termination"), whether such Termination is voluntary or involuntary or permanent or temporary, the Optionee shall have the right to exercise this Option at any time within seven (7) months after the date of such Termination to the extent that the Optionee was entitled to exercise the Option at the date of such Termination. To the extent that the Optionee was not entitled to exercise the Option at the date of Termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

         6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in a manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. CONTINUATION AS A DIRECTOR. This Option shall confer not upon the Optionee any right to continue or be nominated as a director of the Company or any of its Subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

         8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

         9. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Non-Employee Director Equity Incentive Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.


Date:_____________________________                 Tekelec,
                                                   a California corporation



                                                   By:_______________________

                                                   Title:____________________

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.




Date:
     -----------------------------           ----------------------------------
                                                   Signature of Optionee


                                             -----------------------------------
                                                   Address


                                             -----------------------------------
                                             City          State        Zip Code

                               AMENDMENT NO. 1 TO
                                    TEKELEC
                   AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR
                             EQUITY INCENTIVE PLAN*


                 Section 3 of the Company's Amended and Restated Non-Employee Director Equity Incentive Plan is hereby amended to read in its entirety as follows:

                          "3.     STOCK SUBJECT TO THE AMENDED AND RESTATED
                 PLAN. Subject to adjustment upon the events specified and in the manner provided in Section 14 of the Amended and Restated Plan, the maximum aggregate number of Shares which may be awarded and issued or optioned and sold under the Amended and Restated Plan is 425,000 Shares. The Shares may be authorized and unissued or reacquired Shares. If Shares subject to a Stock Award are not issued or if an Option or a Triennial Option expires or becomes unexercisable for any reason without having been exercised in full, the unissued or unpurchased Shares which were the subject thereof shall, unless the Amended and Restated Plan shall have been terminated, again become available for issuance pursuant to Stock Awards or Triennial Options under the Amended and Restated Plan."



Dated:  February 21, 1996





________________________

   * This amendment is subject to the approval of the shareholders of the Company no later than at the next annual meeting of the Company's shareholders.

                                    TEKELEC

                            CERTIFICATE OF SECRETARY



                 I hereby certify that I am the duly elected, qualified and acting Secretary of Tekelec, a California corporation (the "Company"), and that the foregoing plan is a true and correct copy of the Company's Amended and Restated Non-Employee Director Equity Incentive Plan (the "Plan"). The Plan has been duly authorized, adopted and approved by the Board of Directors of the Company, and has not been repealed or amended and remains in full force and effect.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal this 1st day of April, 1996.


                                        RONALD W. BUCKLY
                                        ---------------------------------
                                        Ronald W. Buckly, Secretary




[SEAL]

                                     TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of Tekelec (the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

         2. Definitions.

            (a) "Compensation," unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

            (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week by the Company or its subsidiaries.

            (c) "Subsidiary" means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

            (d) "Offering date" means the first business day of an offering period of the Plan.

            (e) "Termination date" means the last business day of an offering period of the Plan.

          3. Eligibility.

            (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by
Section 423(b) of the Code.

            (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

                (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company; or

                (ii) such option would permit the Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          4. Offerings. The Plan shall be implemented by two offerings during each 12-month period of the Plan commencing on July 1, 1996. Each offering shall be of six months duration. Offering I shall commence on July 1 and end on December 31 of each year of the Plan; Offering II shall commence on January 1 and end on June 30 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

          5. Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") authorizing payroll deductions and by filing it with the Company's payroll office not less than three days prior to the start of the offering period with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first offering date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering. An Employee who is an officer or director who ceases participation in the Plan may not participate again for at least six months following such cessation of participation.

          6. Payroll Deductions.

             (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a positive whole number not exceeding 10%, or such other maximum rate as may be determined from time to time by the Company's Board of Directors (herein sometimes referred to as the "Board") subject to the provisions of Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday; provided, however, that the maximum amount withheld on behalf of a participant with respect to an offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his or her option determined as of the first day of an offering period.

             (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until changed or terminated by the participant in accordance with the terms hereof.

             (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

             (d) A participant may terminate his or her participation in the Plan at any time prior to the termination of the offering period as provided in
Section 10, but may not change the rate of his or her payroll deductions with respect to an offering period during such offering period.

          7. Grant of Option.

             (a) On each offering date with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company's Common Stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company's Common Stock at the offering date, subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) hereof.

             (b) The option price per share of the shares to be sold during each offering shall be the lesser of (i) 85% of the fair market value of one share of the Common Stock of the Company at the offering date or (ii) 85% of the fair market value of one share of the Common Stock of the Company at the termination date.

             (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market), or, in the event the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or on The Nasdaq Stock Market as of the date of grant of the option, as reported in The Wall Street Journal.

          8. Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically at the termination date of the offering period, and the accumulated payroll deductions credited to a participant's account on the termination date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the termination date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

          9. Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant's option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant's name.

          10. Withdrawal; Termination of Employment.

             (a) A participant may terminate his or her participation in an offering under the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a termination date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

             A participant may terminate his or her participation in the Plan effective as of the first day of the next offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, the participant's payroll deductions will continue through the end of the offering period in which the notice of withdrawal is given, all amounts deducted from the participant's Compensation during such offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

          (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically cancelled.

          (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be cancelled.

          (d) A participant's withdrawal from an offering shall not have any effect upon his eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

          11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

          12. Stock.

             (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

             (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

             (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

          13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

          14. Designation of Beneficiary.

             (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the termination date of an offering period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the termination date of an offering period.

             (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

          16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the termination date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

          18. Adjustments upon Changes in Capitalization or Control.

             (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

             (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

             (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

          19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

             (a) Increase the number of shares that may be issued under the Plan;

             (b) Materially modify the requirements as to eligibility for participation in the Plan; or

             (c) Materially increase the benefits which accrue to participants under the Plan.

          20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 of the Plan.

          21. Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

          22. Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California, within 12 months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced 12-month period, the Plan and any options granted hereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.

          23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

          24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

          25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.

          26. Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

          27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

                                     TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

    Instructions: Please print or type all information except your signature.


NAME:  ________________________________________________________________________

              First               Middle                 Last
ADDRESS:
       ________________________________________________________________________

SOCIAL SECURITY NO.: ___ ___ ___ - ___ ___  - ___ ___ ___ ___


EMPLOYEE NO.: ______________________  EMPLOYMENT START DATE: __________________

===============================================================================

                              ORIGINAL APPLICATION

1. I hereby elect to participate in the Tekelec Employee Stock Purchase Plan (the "Plan") in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2. I hereby authorize Tekelec to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each offering period during which I remain a participant in the Plan:

      (CIRCLE ONE) 1%  2%  3%  4%  5%  6%   7%   8%  9%  10%   OF COMPENSATION

3. I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

4. I understand that the deducted amounts will be applied automatically to the purchase of shares of Tekelec Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

5. I hereby acknowledge that I have received and read a copy of Tekelec's most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6.    Shares purchased for me under the Plan should be issued in the name(s) of:

      __________________________________________________________________________

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. In the event of my death before the end of an offering period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name: (Please print) __________________________________________________________
                        First             Middle              Last

__________________   __________________________________________________________
Relationship            Address

                     __________________________________________________________
                        City              State               Zip Code


Name: (Please print) __________________________________________________________
                        First             Middle              Last

__________________   __________________________________________________________
Relationship            Address

                     __________________________________________________________
                        City              State               Zip Code


DATE: ______________________________      _____________________________________
                                          SIGNATURE OF EMPLOYEE
===============================================================================

                           ELECTION NOT TO PARTICIPATE

     I hereby acknowledge receipt of a copy of Tekelec's most recent Prospectus which describes the Tekelec Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

DATE: ______________________________      _____________________________________
                                          SIGNATURE OF EMPLOYEE

===============================================================================

                          (To be completed by Tekelec)


Date Received: __________________

Approved by:  ___________________

                                     TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
               PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL

     I am now a participant in the Tekelec Employee Stock Purchase Plan (the "Plan") and I wish to make the change indicated below (check one):

     / / A. CHANGE IN PAYROLL DEDUCTION RATE: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next offering period (such change must be filed with the Company at least three days prior to the start of the offering period with respect to which it is to be effective):

      (CIRCLE ONE)  1%   2%  3%  4%  5%  6%   7%   8%  9%  10%  OF COMPENSATION


     / / B. WITHDRAWAL FROM PLAN AND CANCELLATION OF OPTION: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Tekelec Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the cancelled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the current offering period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

     / / C. WITHDRAWAL FROM PLAN WITHOUT CANCELLATION OF OPTION. I hereby elect to cancel my participation in the Plan effective as of the first day of the next offering period. However, I request that my previously authorized payroll deductions continue through the end of the current offering period and that all amounts deducted from my Compensation during the current offering period be applied to the purchase of Tekelec Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.


DATE: ______________________________      _____________________________________

                                          SIGNATURE OF EMPLOYEE


PRINT NAME: ______________________________

===============================================================================
                          (To be completed by Tekelec)


Date Received: ______________

Approved by: ________________

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                    TEKELEC

                      1996 ANNUAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of Tekelec, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 8, 1996, and Annual Report to Shareholders for the year ended December 31, 1995, and hereby appoints Philip J. Alford and Gilles C. Godin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 10, 1996, at 9:30 a.m., Eastern Daylight-Saving Time, at the Company's offices located at 5151 McCrimmon Parkway, Suite 216, Morrisville, North Carolina 27560, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:

    / / FOR ALL nominees listed below       / / WITHHOLD AUTHORITY
        (except as marked to the                (to vote for ALL nominees
         contrary below).                        listed below).


(INSTRUCTION: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

NAME OF NOMINEE:

     / / Robert V. Adams    / / Philip J. Alford    / / Jean-Claude Asscher
     / / Daniel L. Brenner  / / Howard Oringer      / / Jon F. Rager

2. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN. To approve an amendment to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 1,400,000 to 2,000,000, as described in the Proxy Statement.

             / / FOR            / / AGAINST            / / ABSTAIN

3. APPROVAL OF AMENDMENT TO NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN. To approve an amendment to the Company's Non-Employee Director Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 250,000 to 425,000 shares, as described in the Proxy Statement.
             / / FOR            / / AGAINST            / / ABSTAIN

4. APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN. To approve the Company's Employee Stock Purchase Plan authorizing the issuance of 200,000 shares of the Company's Common Stock, as described in the Proxy Statement.

             / / FOR            / / AGAINST            / / ABSTAIN

                                                       (Continued on other side)

                                                     (Continued from other side)

5. APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1996, as described in the Proxy Statement.

             / / FOR            / / AGAINST            / / ABSTAIN
6. OTHER BUSINESS.
   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

   Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                       Dated:             , 1996

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       (This Proxy should be
                                                       marked, dated and signed
                                                       by the shareholder(s)
                                                       EXACTLY as his or her
                                                       name appears hereon and
                                                       returned promptly in the
                                                       enclosed envelope.
                                                       Persons signing in a
                                                       fiduciary capacity should
                                                       so indicate. If shares
                                                       are held by joint tenants
                                                       or as community property,
                                                       both should sign.)

                        DO NOT FOLD, STAPLE OR MUTILATE